Exhibit 17

PRELIMINARY PROXY CARD, SUBJECT TO CHANGE, DATED JUNE 13, 2017

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	Your vote is important no matter how many shares are owned. Please cast your PROXY vote today! PROXY VOTING OPTIONS:
To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E30852-S59899                    KEEP THIS PORTION FOR YOUR RECORDS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

DETACH AND RETURN THIS PORTION ONLY

	The Board of Trustees recommends that you vote FOR the Agreement and Plan of Reorganization and FOR adjournment of the special meeting.	For	Against	Abstain

1.
Proposal to approve an Agreement and Plan of Reorganization pursuant to which all of the assets of the Rainier Large Cap Equity Fund will be transferred to the Hennessy Cornerstone Large Growth Fund, in exchange for Investor Class and Institutional Class shares of the Hennessy Cornerstone Large Growth Fund, which will be distributed pro rata by the Rainier Large Cap Equity Fund to its Original Class and Institutional Class shareholders, respectively, and the Hennessy Cornerstone Large Growth Fund will assume the Rainier Large Cap Equity Fund's liabilities (other than the excluded liabilities):
		☐	☐	☐

2.
If necessary, a proposal to adjourn the special meeting to permit further solicitation of proxies in the event a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the special meeting to approve the Agreement and Plan of Reorganization:
		☐	☐	☐

In the discretion of the above named proxies, to transact such other business that may properly come before the special meeting or any postponements or adjustments thereof.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Are you planning to attend the meeting?		Yes No ☐ ☐

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders:
The Notice, Proxy Statement, most recent Annual Report of the Rainier U.S. Funds, most recent Annual and Semi-Annual Reports of the Hennessy Funds and Form of Proxy are available at www.proxyvote.com.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

E30853-S59899

Rainier Investment Management Mutual Funds

Rainier Large Cap Equity Fund

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
SPECIAL MEETING OF SHAREHOLDERS – SEPTEMBER 14, 2017

The undersigned shareholder constitutes and appoints Neil J. Hennessy, Teresa M. Nilsen and Daniel B. Steadman, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to represent and to vote all shares of Original Class and Institutional Class stock of the Rainier Large Cap Equity Fund held of record by the undersigned on June 28, 2017, as designated on the reverse side, at the Special Meeting of Shareholders of the Rainier Large Cap Equity Fund at 601 Union Street, Suite 3525, Seattle, Washington 98101 on September 14, 2017, at 10:00 a.m., local time, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendations.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

PRELIMINARY PROXY CARD, SUBJECT TO CHANGE, DATED JUNE 13, 2017

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	Your vote is important no matter how many shares are owned. Please cast your PROXY vote today! PROXY VOTING OPTIONS:

To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.

To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
    E30854-S59899                          KEEP THIS PORTION FOR YOUR RECORDS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

DETACH AND RETURN THIS PORTION ONLY

	The Board of Trustees recommends that you vote FOR the Agreement and Plan of Reorganization and FOR adjournment of the special meeting.	For	Against	Abstain
1.	Proposal to approve an Agreement and Plan of Reorganization pursuant to which all of the assets of the Rainier Small/Mid Cap Equity Fund will be transferred to the Hennessy Cornerstone Mid Cap 30 Fund, in exchange for Investor Class and Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund, which will be distributed pro rata by the Rainier Small/Mid Cap Equity Fund to its Original Class and Institutional Class shareholders, respectively, and the Hennessy Cornerstone Mid Cap 30 Fund will assume the Rainier Small/Mid Cap Equity Fund's liabilities (other than the excluded liabilities):	☐	☐	☐

2.	If necessary, a proposal to adjourn the special meeting to permit further solicitation of proxies in the event a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the special meeting to approve the Agreement and Plan of Reorganization:	☐	☐	☐

In the discretion of the above named proxies, to transact such other business that may properly come before the special meeting or any postponements or adjustments thereof.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Are you planning to attend the meeting?		Yes No ☐ ☐

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders:
The Notice, Proxy Statement, most recent Annual Report of the Rainier U.S. Funds, most recent Annual and Semi-Annual Reports of the Hennessy Funds and Form of Proxy are available at www.proxyvote.com.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
E30855-S59899

Rainier Investment Management Mutual Funds

Rainier Small/Mid Cap Equity Fund

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
SPECIAL MEETING OF SHAREHOLDERS – SEPTEMBER 14, 2017

The undersigned shareholder constitutes and appoints Neil J. Hennessy, Teresa M. Nilsen and Daniel B. Steadman, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to represent and to vote all shares of Original Class and Institutional Class stock of the Rainier Small/Mid Cap Equity Fund held of record by the undersigned on June 28, 2017, as designated on the reverse side, at the Special Meeting of Shareholders of the Rainier Small/Mid Cap Equity Fund at 601 Union Street, Suite 3525, Seattle, Washington 98101 on September 14, 2017, at 10:00 a.m., local time, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendations.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

PRELIMINARY PROXY CARD, SUBJECT TO CHANGE, DATED JUNE 13, 2017

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	Your vote is important no matter how many shares are owned. Please cast your PROXY vote today! PROXY VOTING OPTIONS:

To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.

To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
    E30856-S59899                KEEP THIS PORTION FOR YOUR RECORDS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

DETACH AND RETURN THIS PORTION ONLY

	The Board of Trustees recommends that you vote FOR the Agreement and Plan of Reorganization and FOR adjournment of the special meeting.	For	Against	Abstain
1.	Proposal to approve an Agreement and Plan of Reorganization pursuant to which all of the assets of the Rainier Mid Cap Equity Fund will be transferred to the Hennessy Cornerstone Mid Cap 30 Fund, in exchange for Investor Class and Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund, which will be distributed pro rata by the Rainier Mid Cap Equity Fund to its Original Class and Institutional Class shareholders, respectively, and the Hennessy Cornerstone Mid Cap 30 Fund will assume the Rainier Mid Cap Equity Fund's liabilities (other than the excluded liabilities):	☐	☐	☐

2.	If necessary, a proposal to adjourn the special meeting to permit further solicitation of proxies in the event a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the special meeting to approve the Agreement and Plan of Reorganization:	☐	☐	☐

In the discretion of the above named proxies, to transact such other business that may properly come before the special meeting or any postponements or adjustments thereof.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Are you planning to attend the meeting?		Yes No ☐ ☐

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders:
The Notice, Proxy Statement, most recent Annual Report of the Rainier U.S. Funds, most recent Annual and Semi-Annual Reports of the Hennessy Funds and Form of Proxy are available at www.proxyvote.com.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
E30857-S59899

Rainier Investment Management Mutual Funds

Rainier Mid Cap Equity Fund

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
SPECIAL MEETING OF SHAREHOLDERS – SEPTEMBER 14, 2017

The undersigned shareholder constitutes and appoints Neil J. Hennessy, Teresa M. Nilsen and Daniel B. Steadman, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to represent and to vote all shares of Original Class and Institutional Class stock of the Rainier Mid Cap Equity Fund held of record by the undersigned on June 28, 2017, as designated on the reverse side, at the Special Meeting of Shareholders of the Rainier Mid Cap Equity Fund at 601 Union Street, Suite 3525, Seattle, Washington 98101 on September 14, 2017, at 10:00 a.m., local time, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendations.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE